Exhibit 99.1






                                January 15, 2003


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

     This letter is delivered by Angell & Deering, Certified Public Accountants, in connection with the filing by Longport, Inc. with the Securities and Exchange Commission of a Current Report on Form 8-K dated January 15, 2003.

     We have reviewed the contents of Item 4 of such Current Report and agree with the statements contained therein.

                                            Yours truly,

                                            /s/ Angell & Deering
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                                                Angell & Deering